Lines of Credit and Debt	12 Months Ended
Dec. 31, 2012
Debt Instruments [Abstract]
Lines of Credit and Debt
Lines of Credit and Debt

The credit facilities available at December 31, 2012 total €438.0 million (approximately $577.9 million). This includes a €400.0 million syndicated multi-currency revolving credit facility expiring December 2016 of which no amounts were utilized at December 31, 2012, and four other lines of credit amounting to €38.0 million with no expiration date, none of which were utilized as of December 31, 2012. The €400.0 million facility can be utilized in euro, U.K pound or U.S. dollar and bears interest of 0.8% to 2.35% above three months EURIBOR, or LIBOR in relation to any loan not in euro, and is offered with interest periods of one, two, three, six or twelve months. The commitment fee is calculated based on 35% of the applicable margin. In 2012, $1.1 million of commitment fees were paid. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2012. The credit facilities are for general corporate purposes.

In October 2012, we completed a private placement through the issuance of new senior unsecured notes at a total amount of $400 million with a weighted average interest rate of 3.66% (settled on October 16, 2012). The notes were issued in three series: (1) $73 million 7-year term due in 2019 (3.19%); (2) $300 million 10-year term due in 2022 (3.75%); and (3) $27 million 12-year term due in 2024 (3.90%). We paid $2.1 million in debt issue costs which will be amortized through interest expense over the lifetime of the notes. The note purchase agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on priority indebtedness and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2012. The carrying values of these Senior Notes totaling $400.0 million approximates fair value as of December 31, 2012 as neither the Treasury rates or credit spreads have changed significantly since the issuance date in October 2012.

Approximately €170 million (approximately $220 million) of proceeds from the notes were used to repay amounts outstanding under our short-term revolving credit facility. The remainder of the proceeds provides additional resources to support QIAGEN's longer-term business expansion.
At December 31, 2012, total long-term debt was approximately $847.0 million, $0.9 million of which is current. We believe that funds from operations, existing cash and cash equivalents, short-term investments and availability of financing facilities as needed, will be sufficient to fund our debt repayments coming due in 2013.
Total long-term debt consists of the following:

(in thousands)	December 31, 2012	December 31, 2011
Notes payable to QIAGEN Euro Finance bearing interest at an effective rate of 3.7% due in May 2026	$300,000	$300,000
Notes payable to QIAGEN Finance bearing interest at an effective rate of 1.8% due in February 2024	145,000	145,000
3.19% Series A Senior Notes due October 16, 2019	73,000	—
3.75% Series B Senior Notes due October 16, 2022	300,000	—
3.90% Series C Senior Notes due October 16, 2024	27,000	—
Other notes payable bearing interest up to 6.28% and due through November 2015	1,992	2,622
Total long-term debt	846,992	447,622
Less current portion	948	1,617
Long-term portion	$846,044	$446,005

Future principal maturities of long-term debt as of December 31, 2012 are as follows:

Year ending December 31,	(in thousands)
2013	$948
2014	396
2015	648
2016	—
2017	—
thereafter	845,000
$846,992

Interest expense on long-term debt was $17.4 million, $22.1 million and $24.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.
In May 2006, we completed the offering of $300 million of 3.25% Senior Convertible Notes due in 2026 (2006 Notes) through an unconsolidated subsidiary, QIAGEN Euro Finance. The net proceeds of the 2006 Notes are loaned by Euro Finance to consolidated subsidiaries and at December 31, 2012 and 2011, $300 million is included in long-term debt for the loan amounts payable to Euro Finance. These long-term notes payable to Euro Finance have an effective interest rate of 3.7% and were originally due in December 2014. In 2012, we refinanced the $300 million note with QIAGEN Euro Finance and under the new terms the debt is due in May 2026. Interest is payable semi-annually in May and November. The 2006 Notes were issued at 100% of principal value, and are convertible into 15.0 million common shares at the option of the holders upon the occurrence of certain events, at a price of $20.00 per share, subject to adjustment. QIAGEN N.V. has an agreement with Euro Finance to issue shares to the investors in the event of conversion. This subscription right, along with the related receivable, is recorded at fair value in the equity of QIAGEN N.V. as paid-in capital. The 2006 Notes cannot be called for the first 7 years and are callable thereafter subject to a provisional call trigger of 130% of the conversion price. In addition, the holders of the 2006 Notes may require QIAGEN to repurchase all or a portion of the outstanding Notes for 100% of the principal amount, plus accrued interest, on May 16, 2013, 2017 and 2022. Based on an estimation using available over-the-counter market information on the convertible bond issued by QIAGEN Euro Finance, the fair value of the 2006 Notes at December 31, 2012 was $358.4 million. We have reserved 15.0 million common shares for issuance in the event of conversion.
In August 2004, we completed the sale of $150 million of 1.5% Senior Convertible Notes due in 2024 (2004 Notes), through our unconsolidated subsidiary QIAGEN Finance. The net proceeds of the Senior Convertible Notes are loaned by QIAGEN Finance to consolidated subsidiaries with an effective interest rate of 1.8% and at December 31, 2012 and 2011, $145 million is included in long-term debt for the loan amounts payable to QIAGEN Finance. The notes are due in February 2024. Interest is payable semi-annually in February and August. The 2004 Notes were issued at 100% of principal value, and are convertible into 11.5 million common shares at the option of the holders upon the occurrence of certain events at a price of $12.6449 per share, subject to adjustment. QIAGEN N.V. has an agreement with QIAGEN Finance to issue shares to the investors in the event of conversion. This subscription right, along with the related receivable, is recorded at fair value in the equity of QIAGEN N.V. as paid-in capital. The 2004 Notes may be redeemed, in whole or in part, at QIAGEN’s option on or after August 18, 2011, at 100% of the principal amount, provided that the actual trading price of our common shares exceeds 120% of the conversion price for twenty consecutive trading days. In addition, the holders of the 2004 Notes may require QIAGEN to repurchase all or a portion of the outstanding 2004 Notes for 100% of the principal amount, plus accrued interest, on August 18, 2014 and 2019. Based on an estimation using available over-the-counter market information on the convertible bond issued by QIAGEN Finance, the fair value of the 2004 Notes at December 31, 2012 was $209.7 million. We have reserved 11.5 million common shares for issuance in the event of conversion.